SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 20, 2002

                                   AAON, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)


State of Nevada                  000-18953                        87-0448736
---------------                  ---------                        ----------
   (State of                    (Commission                     (IRS Employer
 incorporation)                   File No.)                  Identification No.)


                     2425 South Yukon, Tulsa, Oklahoma    74107
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (918) 583-2266

                                      (1)

Item 5.  Other Events

     On August 20, 2002, the Board of Directors of AAON, Inc. (the "Company") voted to amend its existing Rights Agreement dated as of February 19, 1999 by and between the Company and Progressive Transfer Company. The Rights Agreement was amended to effect the following changes:

     o to increase the exercise price of a Right from $60.00 per share to $90.00 per share;
     o    to extend the term of the Plan from March 1, 2009 to August 20, 2012;
          and
     o to reduce the percentage ownership that will trigger the Rights Plan from 20% to 15%

     The Amendment No. 1 to the Rights Agreement was not adopted in response to any known offers for the Company. The Amendment No. 1 to the Rights Agreement dated as of August 20, 2002 and the Company's press release announcing the Board of Directors' action dated August 21, 2002, are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated in their entirety herein by reference.

                                      (2)

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   AAON, INC.


Date: August 20, 2002              By: /s/ John B. Johnson, Jr.
                                       ----------------------------
                                           John B. Johnson, Jr.
                                           Secretary

                                      (3)

                                INDEX TO EXHIBITS


99.1 Amendment No. 1 to Rights Agreement dated as of August 20, 2002 by and between AAON, Inc. and Progressive Transfer Company.

99.2   Press Release dated August 21, 2002.


                                      (4)

Exhibit 99.1
------------
                       AMENDMENT NO. 1 TO RIGHTS AGREEMENT


         This AMENDMENT NO. 1 TO RIGHTS AGREEMENT (the "Amendment") is made as of August 20, 2002 between AAON, INC., a Nevada corporation (the "Company"), and PROGRESSIVE TRANSFER COMPANY (the "Rights Agent").

         WHEREAS, the Company and the Rights Agent entered into a Rights Agreement dated as of February 19, 1999 (the "Rights Agreement"), relating to the Rights; and

         WHEREAS, on February 18, 1999, the Board of Directors of the Company authorized and declared, effective February 19, 1999, a dividend distribution of one Right (as hereinafter defined) for each share of Common Stock (as defined in the Rights Agreement) of the Company outstanding at the close of business on March 1, 1999, and has authorized the issuance of one Right for each share of Common Stock of the Company issued between the Record Date (as defined in the Rights Agreement) (whether originally issued or delivered from the Company's treasury) and the Distribution Date (as defined in the Rights Agreement), each Right initially representing the right to purchase one one-thousandth of a share of Series A Preferred Stock of the Company having the rights, powers and preferences set forth in the form of Certificate of Designation, Preferences and Rights attached to the Rights Agreement, upon the terms and subject to the conditions set forth in the Rights Agreement (the "Rights"); and

         WHEREAS, Section 27 of the Rights Agreement provides, that for so long as the Rights are redeemable, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of the Rights Agreement without the approval of any holders of Common Stock or Rights Certificates (as defined in the Rights Agreement); provided, however, that the Company may only amend the Rights Agreement to increase the Purchase Price (as defined in the Rights Agreement) and extend the Final Expiration Date (as defined in the Rights Agreement) prior to the Stock Acquisition Date (as defined in the Rights Agreement) or announcement of a tender offer or exchange that would result in a person being the beneficial owner of greater than 20% of the Company's Common Stock; and

         WHEREAS, neither the Distribution Date, the Stock Acquisition Date or such a commencement of a tender offer or exchange has occurred; and

         WHEREAS, the Company and the Rights Agent desire to amend and restate the Rights Agreement to (i) increase the Purchase Price from $60.00 to $90.00;
(ii) extend the Final Expiration Date of the Rights to August 20, 2012; and
(iii) reduce certain triggering thresholds for the determination of an Acquiring Person; and

         WHEREAS, pursuant to Section 27 of the Rights Agreement, on August 20, 2002, the Board of Directors of the Company approved an amendment to the Rights Agreement effective August 20, 2002;

         NOW THEREFORE, in consideration of the premises and the agreements set forth herein and in the Rights Agreement, the parties hereby agree as follows:

         Section 1. Purchase Price Increase. Section 7(b) of the Agreement is hereby amended in its entirety to read as follows:

         "The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $90.00, and shall be subject to adjustment from time to time as provided in
         Section 11 (Adjustment of Purchase Price; Number and Kind of Shares or Number of Rights) and Section 13(a) (Consolidation, Merger or Sale or Transfer of Assets or Earning Power -- Flip-over Event) and shall be payable in accordance with paragraph (a) of this Section 7."

                                      (5)

         Section 2. Extension of Final Expiration Date. Section 1(u) of the Rights Agreement is hereby amended in its entirety to read as follows:

         (u) "Final Expiration Date" shall mean the Close of Business on August 20, 2012."

         Section 3.  Triggering  Threshold  Reduction.  Section  1(a),
Section 3(a) and Section 27 of the Rights Agreement are hereby amended by replacing all references to "20%" with "15%".

         Section 4. No Further Amendment. Except as expressly amended by this Amendment, the Rights Agreement shall remain in full force and effect as the same was in effect immediately prior to the date of this Amendment.

         Section 5. Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Nevada and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

         Section 6. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.


            [the remainder of this page is intentionally left blank]

                                      (6)

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                          AAON, INC.
Attest:


By:/s/ John B. Johnson                    By:/s/ Norman H. Asbjornson
   -------------------------------------      ----------------------------------
       John B. Johnson, Jr., Secretary           Norman H. Asbjornson, President


                                          PROGRESSIVE TRANSFER
                                          COMPANY
Attest:

By:/s/ Shirrell W. Hughes                    By:/s/ Kurtis D. Hughes
   -------------------------------------        --------------------------------
     Name: Shirrell W. Hughes                     Name: Kurtis D. Hughes
          ------------------------------               -------------------------
     Title: President                             Title: V.P.
           -----------------------------                ------------------------


                                      (7)

EXHIBIT 99.2
------------

FOR IMMEDIATE RELEASE

               AAON, INC. ANNOUNCES APPROVAL BY BOARD OF DIRECTORS
                        TO AMEND STOCKHOLDER RIGHTS PLAN

TULSA, Oklahoma, August 20, 2002 -- AAON, Inc. [Nasdaq: AAON] (the "Company") announced today that the Board of Directors has approved an amendment to its stockholder rights plan, increasing the exercise price of the rights from $60 to $90. The amendment also reduces from 20% to 15% the percentage ownership of AAON that will trigger the stockholder rights plan and extends the final expiration date from March 1, 2009 to August 20, 2012.

The stockholder rights plan was established to ensure that AAON shareholders receive fair value and equal treatment in the event of any proposed takeover of the Company. After careful review of the existing plan, AAON's Board of Directors determined that this amendment is in AAON's and the shareholders' best interest. The amendment is not being made in response to any proposal to acquire AAON.

Under the amended plan, if a person or group acquires or commences a tender offer to acquire 15% or more of AAON's common stock, the other shareholders will be entitled to purchase shares of AAON common stock worth twice the exercise price of $90 per share.

AAON, Inc., is a leading manufacturer of commercial rooftop heating, air conditioning, heat recovery and air handling equipment, as well as condensing units. Its products serve the commercial and industrial new construction and replacement markets. The Company has successfully gained market share through its "semi-custom" product line, which offers the customer value, quality, function, serviceability and efficiency.

                                      (8)
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